SUPPLEMENT TO THE PROSPECTUS AND

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                        EVERGREEN VARIABLE ANNUITY FUNDS

I. Evergreen VA Blue Chip Fund, Evergreen VA Capital Growth Fund, Evergreen VA Equity Index Fund, Evergreen VA Foundation Fund, Evergreen VA Fund, Evergreen VA Global Leaders Fund, Evergreen VA Growth and Income Fund, Evergreen VA Growth Fund, Evergreen VA High Income Fund, Evergreen VA International Growth Fund, Evergreen VA Masters Fund, Evergreen VA Omega Fund, Evergreen VA Small Cap Value Fund, Evergreen VA Special Equity Fund and Evergreen VA Strategic Income Fund (the "Funds")

         On June 21, 2002 the Boards of Trustees of the Evergreen Funds approved the following change:

         Effective immediately, the Class I shares of the Funds will be designated and renamed Class 1 shares.

July 12, 2002